UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026 (June 19, 2026)

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 19, 2026, Booz Allen Hamilton Inc., a Delaware corporation (the “Acquiror”) and a wholly-owned subsidiary of Booz Allen Hamilton Holding Corporation, a Delaware corporation (“Booz Allen”), entered into a stock purchase agreement (the “Purchase Agreement”) by and among (i) the Acquiror, (ii) Ultra I&C Holdings Limited, a private limited company incorporated under the Laws of England and Wales (the “Seller”), (iii) Ultra Electronics Holdings Limited, a private limited company incorporated under the Laws of England and Wales (the “Seller Parent”), and (iv) Ultra Electronics Advanced Tactical Systems, Inc., a Texas corporation (the “Company”), pursuant to which the Acquiror will purchase from the Seller, and the Seller will sell to the Acquiror, all of the issued and outstanding equity interests of the Company (the “Company Shares”). The Purchase Agreement provides that the Acquiror will purchase the Company Shares from the Seller for the purchase price of $720 million, subject to certain adjustments (the “Stock Purchase” and, together with the other transactions contemplated by the Purchase Agreement, the “Transaction”). The Transaction is expected to close in the second quarter of Booz Allen’s fiscal year 2027. The Company believes that the combination of its liquidity position and financing options provides sufficient funds to complete the transaction.

The consummation of the Transaction is subject to customary closing conditions, including without limitation (i) the absence of any order by any governmental entity or other law preventing consummation of the Stock Purchase, (ii) the expiration or termination of any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and (iii) other customary closing conditions, including the accuracy of the other parties’ representations and warranties and the other parties’ compliance with its covenants and agreements contained in the Purchase Agreement.

The parties have made customary representations and warranties and have agreed to various customary covenants in the Purchase Agreement, including, among others, a covenant to use commercially reasonable efforts to conduct the operations of the business of the Company and its subsidiaries in the ordinary course between the signing of the Purchase Agreement and the closing of the Transaction, and not to engage in certain actions during such period. The Seller, the Seller Parent and the Company have agreed not to, and to cause their affiliates not to, solicit or enter into discussions concerning, or provide confidential information in connection with, a competing transaction. The parties have also agreed to use reasonable best efforts to take all action required under applicable law to effect the Transaction.

The Purchase Agreement contains certain termination rights for the Acquiror and the Seller including, subject to certain limitations, the right to terminate the Purchase Agreement if the Transaction is not consummated by December 19, 2026.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The above description of the Purchase Agreement has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about the Company, the Seller, Seller Parent, the Acquiror, Booz Allen, their respective subsidiaries and affiliates, or the business of the Company and its subsidiaries. The representations and warranties made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders should not rely on any representations, warranties, or covenants contained in the Purchase Agreement or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, the Seller, Seller Parent, the Acquiror, Booz Allen or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any such representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Booz Allen’s public disclosures. Accordingly, investors and security holders should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about Booz Allen and its subsidiaries that Booz Allen includes in reports and statements it files with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This report contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995, as amended). In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include the risks and uncertainties inherent in the transactions contemplated by the Purchase Agreement and in our business, including, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the risk that the conditions to the closing are not satisfied; and the risk that such transactions will not be consummated within the expected time period or at all. Other important factors that could cause actual results to differ materially from Booz Allen’s expectations are set forth under the caption “Risk Factors” in Booz Allen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026. In light of these risks, uncertainties, and other factors, the forward-looking statements might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7.01.	Regulation FD Disclosure.

On June 22, 2026, Booz Allen issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in that filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated June 19, 2026, among (i) Booz Allen Hamilton Inc., (ii) Ultra I&C Holdings Limited, (iii) Ultra Electronics Holdings Limited and (iv) Ultra Electronics Advanced Tactical Systems, Inc.
99.1	Press Release of Booz Allen Hamilton Holding Corporation, dated June 22, 2026
104	Cover Page Interactive File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules to the Purchase Agreement have been omitted from this Current Report on Form 8-K and will be furnished supplementally to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Troy Lahr
Troy Lahr
Executive Vice President and Chief Financial Officer

Date: June 22, 2026